THIRD AMENDMENT TO
                               ------------------
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------


     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Third Amendment") is made and entered into as of the 27th day of October, 2004, by and among WMCK VENTURE CORP., a Delaware corporation, CENTURY CASINOS CRIPPLE CREEK, INC., a Colorado corporation and WMCK ACQUISITION CORP., a Delaware corporation (collectively the "Borrowers"), CENTURY CASINOS, INC., a Delaware corporation (the "Guarantor") and WELLS FARGO BANK, National Association, as Lender and L/C Issuer and as the administrative and collateral agent for the Lenders and L/C Issuer (herein in such capacity called the "Agent Bank" and, together with the Lenders and L/C Issuer, collectively referred to as the "Banks").

                                R_E_C_I_T_A_L_S:

     WHEREAS:

     A. Borrowers, Guarantor and Banks entered into an Amended and Restated Credit Agreement dated as of April 21, 2000, as amended by First Amendment to Amended and Restated Credit Agreement dated as of August 22, 2001 and as further amended by Second Amendment to Amended and Restated Credit Agreement dated as of August 28, 2002 (the "Existing Credit Agreement") for the purpose of establishing a reducing revolving line of credit in favor of Borrowers, up to the maximum principal amount of Twenty-Six Million Dollars ($26,000,000.00).

     B. For the purpose of this Third Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

     C. Borrowers and Guarantor desire to further amend the Existing Credit Agreement for the purpose revising the Aggregate Commitment Reduction Schedule.

     D. Lender is willing to revise the Aggregate Commitment Reduction Schedule, subject to the terms and conditions which are hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to the amendments and modifications to the Existing Credit

Agreement in each instance effective as of the Third Amendment Effective Date, as specifically hereinafter provided as follows:

     1.  Definitions.  Section 1.01 of the Existing  Credit  Agreement  entitled
"Definitions" shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

     "Aggregate Commitment Reduction Schedule" shall mean the Aggregate Commitment Reduction Schedule (Revised - Third Amendment) marked "Schedule 2.01(c)", affixed to the Third Amendment and by this reference incorporated herein and made a part hereof, setting forth the revised Scheduled Reductions and Maximum Scheduled Balance as of each Reduction Date under the Credit Facility occurring as of and subsequent to the Third Amendment Effective Date, which revised Schedule 2.01(c) shall fully supersede and restate the Schedule 2.01(c) attached to the Existing Credit Agreement.

     "Credit Agreement" shall mean the Existing Credit Agreement as amended by the Third Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

     "Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the Third Amendment.

     "Maximum Scheduled Balance" shall mean the maximum amount of scheduled principal which may be outstanding on the Credit Facility from time to time in the amount of Twenty Million Nine Hundred Forty-Four Thousand Four Hundred Forty-Six Dollars ($20,944,446.00) as of the Third Amendment Effective Date, as reduced from time to time by the Scheduled Reductions as set forth on the Aggregate Commitment Reduction Schedule.

     "Third Amendment" shall mean the Third Amendment to Credit Agreement.

     "Third Amendment Effective Date" shall mean October 1, 2004, subject to the occurrence of each of the conditions precedent set forth in Paragraph 3 of the Third Amendment.

     2. Modification of Aggregate Commitment Reduction Schedule. As of the Third Amendment Effective Date, the definition of "Aggregate Commitment Reduction Schedule" shall be and is hereby modified as set forth in the definition of Aggregate Commitment Reduction Schedule contained in the Third Amendment.

     3. Conditions Precedent to Third Amendment Effective Date. The occurrence of the Third Amendment Effective Date is subject to Agent Bank having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below on or before October 22, 2004:

     a. Due execution by Borrowers, Guarantor and Banks of four (4) duplicate originals of this Third Amendment;

     b. Corporate resolutions or other evidence of requisite authority of Borrowers and Guarantor, as applicable, to execute the Third Amendment;

     c. Reimbursement to Agent Bank by Borrowers for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Third Amendment, including, but not limited to, reasonable attorneys' fees of Henderson & Morgan, LLC and all other like expenses remaining unpaid as of the Third Amendment Effective Date; and

     d. Such other documents, instruments or conditions as may be reasonably required by Lenders.

     4. Representations of Borrowers. Borrowers hereby represent to the Banks that:

     a. The representations and warranties contained in Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the Third Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank;

     b. Since the date of the most recent  financial  statements  referred to in
Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change or Material Adverse Effect has occurred;

     c. No event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

     d. The execution, delivery and performance of this Third Amendment has been duly authorized by all necessary action of Borrowers and Guarantor and this Third Amendment constitutes a valid, binding and enforceable obligation of Borrowers and Guarantor.

     5. Consent to Third Amendment and Affirmation and Ratification of Guaranty. Guarantor joins in the execution of this Third Amendment for the purpose of evidencing its consent to the terms, covenants, provisions and conditions herein contained and contained in the Existing Credit Agreement. Guarantor further joins in the execution of this Third Amendment for the purpose of ratifying and affirming its obligations under the Continuing Guaranty for the guaranty of the full and prompt payment and performance of all Indebtedness and Obligations under the Bank Facilities, as modified and amended under this Third Amendment.

     6. Incorporation by Reference. This Third Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

     7. Governing Law. This Third Amendment to Credit Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

     8. Counterparts. This Third Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

     9. Continuance of Terms and Provisions. All of the terms and provisions of the Existing Credit Agreement shall remain unchanged except as specifically modified herein.

     10. Replacement Schedules Attached. The following replacement Schedules are attached hereto and incorporated herein and made a part of the Credit Agreement as follows:

          Schedule 2.01(c) - Aggregate Commitment Reduction Schedule

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

                                               BORROWERS:

                                               WMCK VENTURE CORP.,
                                               a Delaware corporation


                                               By  /s/ Larry Hannappel
                                                 ---------------------
                                                 Larry Hannappel,
                                                 Chief Financial Officer

                                               CENTURY CASINOS CRIPPLE
                                               CREEK, INC.,
                                               a Colorado corporation


                                               By  /s/ Larry Hannappel
                                                 ---------------------
                                               Larry Hannappel,
                                               Chief Financial Officer

                                               WMCK ACQUISITION
                                               CORP., a Delaware
                                               corporation


                                               By  /s/ Larry Hannappel
                                                 ---------------------
                                               Larry Hannappel,
                                               Chief Financial Officer


                                               GUARANTOR:

                                               CENTURY CASINOS, INC.,
                                               a Delaware corporation


                                               By  /s/ Larry Hannappel
                                                 ---------------------
                                               Larry Hannappel,
                                               Chief Accounting Officer

                                               BANKS:

                                               WELLS FARGO BANK,
                                               National Association,
                                               Agent Bank, Lender and
                                               L/C Issuer


                                               By /s/ Sue Fuller
                                                 ---------------
                                               Sue Fuller,
                                               Vice President




                    AGGREGATE COMMITMENT REDUCTION SCHEDULE
                           (Revised - Third Amendment)

----------------------------- -------------------------- -----------------------
                                  SCHEDULED REDUCTION       MAXIMUM SCHEDULED
       REDUCTION DATE                                            BALANCE
----------------------------- -------------------------- -----------------------
Third Amendment Effective
Date                              $            0.00          $20,944,446.00
----------------------------- -------------------------- -----------------------
October 1, 2004                   $            0.00           20,944,446.00
----------------------------- -------------------------- -----------------------
January 1, 2005                   $            0.00           20,944,446.00
----------------------------- -------------------------- -----------------------
April 1, 2005                     $            0.00           20,944,446.00
----------------------------- -------------------------- -----------------------
July 1, 2005                      $      300,000.00           20,644,446.00
----------------------------- -------------------------- -----------------------
October 1, 2005                   $      300,000.00           20,344,446.00
----------------------------- -------------------------- -----------------------
January 1, 2006                   $      600,000.00           19,744,446.00
----------------------------- -------------------------- -----------------------
April 1, 2006                     $      600,000.00           19,144,446.00
----------------------------- -------------------------- -----------------------
July 1, 2006                      $      722,222.00           18,422,224.00
----------------------------- -------------------------- -----------------------
October 1, 2006                   $      722,222.00           17,700,002.00
----------------------------- -------------------------- -----------------------
January 1, 2007                   $      722,222.00           16,977,780.00
----------------------------- -------------------------- -----------------------
April 1, 2007                     $      722,222.00           16,255,558.00
----------------------------- -------------------------- -----------------------
July 1, 2007                      $      722,222.00           15,533,336.00
----------------------------- -------------------------- -----------------------
August 30, 2007 - Maturity        $   15,533,336.00                   -0-
 Date                            (Remaining unpaid       (Remaining unpaid
                                  principal balance)      balance fully due and
                                                          payable)
----------------------------- -------------------------------------- -----------
